Exhibit 10.7

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT (FIRST LIEN)

dated as of February 22, 2008

between

EACH OF THE GRANTORS PARTY HERETO

and

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Collateral Agent

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SECTION 9.	REMEDIES	26
9.1	Generally	26
9.2	Application of Proceeds	27
9.3	Sales on Credit	27
9.4	Investment Related Property	28
9.5	Grant of Intellectual Property License	28
9.6	Intellectual Property	28
9.7	Cash Proceeds; Deposit Accounts	30

SECTION 10.	COLLATERAL AGENT	30

SECTION 11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS	31

SECTION 12.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM	31

SECTION 13.	MISCELLANEOUS	32

SCHEDULE 5.1 — GENERAL INFORMATION

SCHEDULE 5.2 — COLLATERAL IDENTIFICATION

SCHEDULE 5.4 — FINANCING STATEMENTS

SCHEDULE 5.5 — LOCATION OF EQUIPMENT AND INVENTORY

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT E — TRADEMARK SECURITY AGREEMENT

EXHIBIT F — COPYRIGHT SECURITY AGREEMENT

EXHIBIT G — PATENT SECURITY AGREEMENT

ii

This PLEDGE AND SECURITY AGREEMENT (First Lien), dated as of  February 22, 2008 (this “Agreement”), between Aldabra Holding Sub LLC, a Delaware limited liability company (“Holdings”), Aldabra Sub LLC, a Delaware limited liability company (“Aldabra” and, prior to the BPH Merger (as defined below), the “Borrower”, to be merged (the “BPH Merger”) with and into Boise Paper Holdings, L.L.C., a Delaware limited liability company (“BPH” and, after the BPH Merger, the “Borrower”)) and each of the undersigned, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (other than the Collateral Agent, collectively, the “Grantors” and each, a “Grantor”), and Goldman Sachs Credit Partners L.P., as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, Holdings, certain subsidiaries of Aldabra, as Guarantors, the lenders party thereto from time to time (the “Lenders”), Goldman Sachs Credit Partners L.P., as Administrative Agent and Collateral Agent, and certain other agents party thereto;

WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements and/or Treasury Services Agreement, in each case with one or more Lender Counterparties;

WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement, the Hedge Agreements and (if requested by the Borrower) the Treasury Services Agreements, respectively, each Grantor has agreed to secure such Grantor’s Obligations under the Credit Documents, the Hedge Agreements, and (if requested by the Borrower) the Treasury Services Agreements as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1.                            DEFINITIONS; GRANT OF SECURITY.

1.1                               General Definitions.  In this Agreement, the following terms shall have the following meanings:

“Additional Grantors” shall have the meaning assigned in Section 7.3.

“Agreement” shall have the meaning set forth in the preamble.

“Aldabra” shall have the meaning set forth in the preamble.

“Borrower” shall have the meaning set forth in the preamble.

“BHK” shall have the meaning assigned in Section 2.2.

“BPH” shall have the meaning set forth in the preamble.

“BPH Merger” shall have the meaning set forth in the preamble.

“Cash Proceeds” shall have the meaning assigned in Section 9.7.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Account” shall mean any account established by the Collateral Agent.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, electronic records, computer printouts, tapes, disks and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Control” shall mean:  (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, Security Entitlements, Commodity Contracts or Commodity Accounts, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC and (6) with respect to Letter of Credit Rights, control within the meaning of Section 9-107 of the UCC.

“Copyright Licenses” shall mean any and all agreements providing for the grant of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 5.2(II) under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time), and all rights under any such agreement.

“Copyrights” shall mean all United States and foreign copyrights, including but not limited to copyrights in software and all rights in and to databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, moral rights, reversionary interests, termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to on Schedule 5.2(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, now and hereinafter due and/or payable thereunder, including, without limitation, royalties, income, payments, claims, damages and proceeds of suit.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Excluded Asset” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

“Grantors” shall have the meaning set forth in the preamble.

“Holdings” shall have the meaning set forth in the preamble.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, collectively, the Copyrights, the Patents, the Trademarks, the Trade Secrets, the Internet domain names, and the rights granted to any of the Grantors under the Intellectual Property Licenses.

 “Intellectual Property Licenses” shall mean, collectively, the Copyright Licenses, the Patent Licenses, the Trade Secret Licenses and the Trademark Licenses.

“Intercreditor Agreement” shall mean the Intercreditor Agreement, dated as of February 22, 2008, by and among Holdings, Aldabra, BPH, Goldman Sachs Credit Partners L.P., as first lien collateral agent, and Lehman Commercial Paper Inc., as second lien collateral agent, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” shall mean:  (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt and the Investment Accounts.

“Lenders” shall have the meaning set forth in the recitals.

“Majority Holder” shall have the meaning set forth in Section 10.

“Material Intellectual Property” shall mean any Intellectual Property of a Grantor (including, without limitation, the rights granted to a Grantor under the Material Trademark License) which is included in the Collateral and is material to the business of such Grantor.

“Material Trademark License” shall mean that certain Intellectual Property License Agreement by and between Boise Cascade, LLC as licensor and Boise Paper Holdings, L.L.C., as licensee, dated September 7, 2007 (as it may be from time to time amended, restated, modified or supplemented).

“Patent Licenses” shall mean all agreements providing for the grant of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 5.2(II) under the heading “Patent Licenses” (as such schedule may be amended or supplemented from time to time), and all rights under any such agreement.

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to on Schedule 5.2(II) hereto under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, now and hereinafter due and/or payable thereunder, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

“Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean all Indebtedness for borrowed money owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 5.2(I) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any such Indebtedness.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” shall mean all interests directly owned by a Grantor in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 5.2(I) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any direct interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” shall mean all interests directly owned by a Grantor in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 5.2(I) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any  direct interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” shall mean all shares of capital stock directly owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any direct interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” shall mean all interests directly owned by a Grantor in a Delaware business trust or other direct trust including, without limitation, all direct trust interests listed on Schedule 5.2(I) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any direct interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written, electronic or other tangible forms of information related in any way to the foregoing or any Receivable.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the Agents, the Lenders, the Lender Counterparties party to any Hedge Agreements and (if requested by the Borrower) the Lender Counterparties party to any Treasury Services Agreement and shall include, without limitation, all former Agents, Lenders, Lender Counterparties party to any Hedge Agreements and Lender Counterparties party to any Treasury Services Agreement to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders, Lender Counterparties party to any Hedge Agreements or (if requested by the Borrower) Lender Counterparties party to any Treasury Services Agreement and such Obligations (other than contingent obligations and Letters of Credit subject to a Letter of Credit Backstop) have not been paid or satisfied in full.

“Trademark Licenses” shall mean any and all agreements providing for the grant of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder)

including, without limitation, each agreement referred to on Schedule 5.2(II) under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time), and all rights under such agreement.

“Trademarks” shall mean all registered and unregistered, common law, state, United States, multinational, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 5.2(II) under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, now and hereinafter due and/or payable thereunder, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

“Trade Secret Licenses” shall mean any and all written agreements providing for the grant of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) and all rights under any such agreement, and rights under such agreement.

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“U.S. Copyrights” shall mean copyrights that are registered with, or for which an application for registration has been filed with, the United States Copyright Office.

“U.S. Patents” shall mean patents that have been issued by, or for which an application for a patent has been filed with, the United States Patent and Trademark Office.

“U.S. Registered Intellectual Property” shall mean the U.S. Copyrights, the U.S. Patents, the Internet domain names, and the U.S. Trademarks.

“U.S. Trademarks” shall mean trademarks that have been registered by, or for which an application for registration has been filed with, the United States Patent and Trademark Office.

“United States” or “U.S.” shall mean the United States of America.

1.2                               Definitions; Interpretation.

(a)                                  In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Consignee, Consignment, Consignor, Commercial Tort Claims, Commodity Account, Commodity Contract, Deposit Account, Document, Entitlement Order, Equipment, Electronic Chattel Paper, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds,  Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b)                                 All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.  The incorporation by reference of terms defined in the Credit Agreement shall survive any termination of the Credit Agreement until this Agreement is terminated as provided in Section 11 hereof.   Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.  References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided.  Any references in this Agreement to “Articles” and/or “Sections” which make reference to any particular piece of legislation or statute, including, without limitation, the Bankruptcy Code and/or the UCC shall for greater certainty mean the equivalent section in the applicable piece of legislation to the extent that the context implies reference to such other similar or equivalent legislation as in effect from time to time in any other applicable jurisdiction, as applicable.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.  The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.  The terms lease and license shall include sub-lease and sub-license, as applicable.  If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.  All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

1.3                               Intercreditor Agreement.  All rights and obligations of the Collateral Agent under this Agreement shall be subject to the Intercreditor Agreement.  Notwithstanding anything to the contrary contained herein, the Liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject in all respects to the provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, such conflict shall be resolved in accordance with Section 8.1 of the Intercreditor Agreement.  Any reference in this Agreement to “first priority lien” or words of similar effect in describing the security interests created hereunder shall be understood to refer to such priority as set forth in the Intercreditor Agreement.  All representations, warranties and covenants in this Agreement shall be subject to the provisions and qualifications set forth in this Section 1.3.

SECTION 2.                            GRANT OF SECURITY.

2.1                               Grant of Security.  Each Grantor hereby grants to the Collateral Agent for its benefit and for the benefit of the Secured Parties a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)                                  Accounts;

(b)                                 Chattel Paper (including Electronic Chattel Paper);

(c)                                  Documents;

(d)                                 General Intangibles;

(e)                                  Goods (including, without limitation, Inventory and Equipment);

(f)                                    Instruments;

(g)                                 Insurance;

(h)                                 Intellectual Property;

(i)                                     Investment Related Property (including, without limitation, Deposit Accounts) and certificates of deposit;

(j)                                     letters of credit and Letter of Credit Rights;

(k)                                  Money;

(l)                                     Receivables and Receivable Records;

(m)                               Commercial Tort Claims now or hereafter described on Schedule 5.2;

(n)                                 to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o)                                 to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2                               Certain Limited Exclusions.  Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract, property rights or agreement to which any Grantor is a party, any of its rights or interests thereunder or any property to which Grantor has any right, title or interest which is subject to any such lease, license, contract, property right or agreement if and for so long as the grant of such security interest (i) shall constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein, (ii) would give any other party to such lease, license, contract, property right or agreement the right to terminate its obligations thereunder, (iii) would cause the forfeiture or require the transfer of any property subject to such lease, license, contract, property right or agreement or (iv) is prohibited by or in violation of (1) any law, rule or regulation applicable to such Grantor or governing any such lease, license, contract, property right or agreement, or (2) a term, provision or condition of any such lease, license, contract, property right or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided however that the Collateral shall include (and such security interest shall attach) immediately at such time as (w) the condition causing such abandonment, invalidity or unenforceability, (x) the right to terminate, (y) the condition causing such forfeiture or transfer or (z) the contractual or legal prohibition, in each case, shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property right or agreement not subject to the prohibitions specified in (i), (ii), (iii) or (iv) above; provided further that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract, property right or agreement; (b) any of the outstanding Equity Interests of a first-tier Foreign Subsidiary in excess of 65% of the voting power of all classes of Equity Interests in such Foreign Subsidiary entitled to vote; provided that immediately upon the amendment of the Internal Revenue Code to allow the pledge of a greater percentage of the voting power of Equity Interests in such first-tier Foreign Subsidiary without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of Equity Interests of such Foreign Subsidiary; (c) all Equity Interests of Foreign Subsidiaries which are not first-tier Foreign Subsidiaries; (d) Equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money obligation or capitalized lease obligation permitted to be incurred pursuant to the Credit Agreement, for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or capitalized lease obligation) validly prohibits the creation of any other Lien on such Equipment; (e) any interest in joint ventures and non-wholly owned Subsidiaries which cannot be pledged without the consent of one or more third parties; (f) any intent-to-use trademark application prior to the filing and acceptance by the United States Patent and Trademark Office of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent that, and solely during the period, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable law; (g) any motor vehicles, trailers, tractors and other like property title thereto which is governed or evidenced by a certificate of title or ownership or similar document; (h) Equity Interests in Boise Hong Kong Limited (“BHK”) so long as BHK does not account for more than $2,500,000 of Consolidated Adjusted EBITDA during any Fiscal Year of Borrower; (i) any Margin Stock held by any Credit Party; and (j) any assets with respect to which the Collateral Agent and the Borrower shall reasonably determine that the cost of creating and/or perfecting a security interest therein is excessive in relation to the benefit to the Secured Parties.  Notwithstanding anything contained herein to the contrary, (x) except as otherwise provided for in this Agreement, the Grantors shall not be required to take any action intended to cause any Excluded Asset to constitute Collateral, (y) each defined term used in describing types or categories of Collateral, including those used in Sections 2.1(a) through (o) above, shall be deemed to exclude all Excluded Assets and (z) none of the representations, warranties and covenants shall be deemed to apply to any property constituting Excluded Assets.

SECTION 3.                            SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1          Security for Obligations.  This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (the “Secured Obligations”).

3.2          Continuing Liability Under Collateral.  Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests, Pledged Trust Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests, Pledged Trust Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4.                            CERTAIN PERFECTION REQUIREMENTS

4.1                               Delivery Requirements.

(a)                                  With respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Collateral Agent the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Agent or in blank.

(b)                                 With respect to any Instruments (including any certificates of deposit) or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver to the Collateral Agent all such Instruments or Tangible Chattel Paper to the Collateral Agent duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments (including any certificates of deposit) or Tangible Chattel Paper having a face amount of less than $500,000 individually or $1,000,000 in the aggregate.

4.2                               Control Requirements.

(a)                                  With respect to any Deposit Accounts (including any certificates of deposit), Securities Accounts, Security Entitlements, Commodity Contracts and Commodity Accounts included in the Collateral, each Grantor shall cause the Collateral Agent to have Control thereof (i) within 60 days after the Closing Date (or such longer period as the Collateral Agent may approve) for any Deposit Accounts (including any certificates of deposit), Securities Accounts, Security Entitlements, Commodity Contracts and Commodity Accounts set forth on Schedule 5.2(I) as of the Closing Date or (ii) within 60 days (or such longer period as the

Collateral Agent may approve) after the opening of or entering into any Deposit Account (including any certificate of deposit), Securities Account, Security Entitlement, Commodity Contract and Commodity Account; provided, however, that such Control requirement shall not apply to any Deposit Accounts (including any certificates of deposit), Securities Accounts, Security Entitlements, Commodity Contracts and Commodity Accounts (A) exclusively used for all or any of payroll, benefits, taxes, escrow, customs, insurance impress accounts or other fiduciary purposes, (B) any disbursement account that is a zero balance account, (C) maintained with a foreign bank or foreign securities intermediary with a value of less than, or having funds or other assets credited thereto with a value of less than, $10,000,000 in the aggregate for all such Deposit Accounts (including certificates of deposit), Securities Accounts, Security Entitlements, Commodity Contracts and Commodity Accounts or (D) with a value of less than, or having funds or other assets credited thereto with a value of less than (i) $5,000,000 in the aggregate at the close of business on any day and (ii) $10,000,000 in the aggregate at any time outstanding, in each case for all such Deposit Accounts (including any certificates of deposit), Securities Accounts, Security Entitlements, Commodity Contracts and Commodity Accounts.  With respect to any such Securities Accounts or such Securities Entitlements, such Control shall be accomplished by  the Grantor causing the Securities Intermediary maintaining such Securities Account or such Security Entitlement to enter into an agreement substantially in the form of Exhibit C hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent) pursuant to which the Securities Intermediary shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor; provided, however, the Collateral Agent agrees that it shall not issue any entitlement orders unless an Event of Default has occurred and is continuing.  With respect to any Deposit Account (including any certificate of deposit), each Grantor shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent), pursuant to which the Bank shall agree to comply with the Collateral Agent’s instructions with respect to disposition of funds in such Deposit Account without further consent by such Grantor; provided, however, the Collateral Agent agrees that it shall not issue any entitlement orders unless an Event of Default has occurred and is continuing.  With respect to any Commodity Accounts or Commodity Contracts, each Grantor shall cause Control in favor of the Collateral Agent in a manner reasonably acceptable to the Collateral Agent.

(b)                                 If any Grantor at any time holds or acquires an interest in any Uncertificated Security included in the Collateral (other than any Uncertificated Securities credited to a Securities Account), each Grantor shall cause the issuer of such Uncertificated Security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent), pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such Uncertificated Security without further consent by such Grantor; provided, however, the Collateral Agent agrees that it shall not issue any entitlement orders unless an Event of Default has occurred and is continuing.

(c)                                  With respect to any Letter of Credit Rights with respect to letters of credit with an undrawn face amount of more than $500,000 individually or $1,000,000 in the aggregate included in the Collateral (other than any Letter of Credit Rights constituting a Supporting Obligation for a Receivable in which the Collateral Agent has a valid and perfected security interest), Grantor shall cause the Collateral Agent to have Control thereof by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Collateral Agent.

(d)                                 With respect any Electronic Chattel Paper included in the Collateral, Grantor shall cause the Collateral Agent to have Control thereof; provided, however, that such Control requirement shall not apply to any Electronic Chattel Paper or transferable record having a face amount of less than $500,000 individually or $1,000,000 in the aggregate.

4.3          Intellectual Property Recording Requirements.

(a)           With respect to any Collateral consisting of U.S. Patents constituting Material Intellectual Property, Grantor shall execute and deliver to the Collateral Agent a Patent Security Agreement in substantially the form of Exhibit G hereto (or a supplement thereto) covering all such U.S. Patents in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent in such U.S. Patents.

(b)           With respect to any Collateral consisting of U.S. Trademarks (which includes, without limitation, U.S. Trademarks for which applications are pending that are not excluded under Section 2.2) constituting Material Intellectual Property, Grantor shall execute and deliver to the Collateral Agent a Trademark Security Agreement in substantially the form of Exhibit E hereto (or a supplement thereto) covering all such U.S. Trademarks in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent in such U.S. Trademarks.

(c)           With respect to any Collateral consisting of (i) U.S. Copyrights constituting Material Intellectual Property and (ii) Copyright Licenses of U.S. Copyrights constituting Material Intellectual Property, and for which any Grantor is the exclusive licensee of such U.S. Copyrights, Grantor shall execute and deliver to the Collateral Agent a Copyright Security Agreement in substantially the form of Exhibit F hereto (or a supplement thereto) covering all such Copyrights and Copyright Licenses in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Collateral Agent in such U.S. Copyrights.

(d)           With respect to Collateral consisting of Patents, Trademarks or Copyrights constituting Material Intellectual Property registered in any foreign country, if an Event of Default shall have occurred and be continuing, Grantor shall promptly execute and deliver to the Collateral Agent any documents reasonably requested by the Collateral Agent and take all actions reasonably requested by the Collateral Agent and necessary to permit the Collateral Agent to record its security interest against such Patents, Trademarks, and Copyrights in the applicable filing office or registry in such foreign country and to create, perfect, preserve and enforce a valid and first priority security interest, subject to any Permitted Liens, in favor of the Collateral Agent in all such foreign-registered Intellectual Property.

(e)           With respect to Collateral consisting of  (i) Patent Licenses of U.S. Patents that constitute Material Intellectual Property, and (ii) Trademark Licenses of U.S. Trademarks that constitute Material Intellectual Property, for which any Grantor is the licensee of such U.S. Patents or U.S. Trademarks, Grantor shall promptly execute and deliver to the Collateral Agent any documents reasonably requested by the Collateral Agent and take all actions reasonably requested by the Collateral Agent as may be necessary to create, perfect, preserve and enforce a valid and first priority security interest, subject to any Permitted Liens, in favor of the Collateral Agent but, in any event excluding actions required to be taken by, or with respect to property owned by, the licensor under any such Patent License or Trademark License.

4.4                               Other Actions.

(a)                                  If any issuer of any Pledged Equity Interest is organized under a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or, in the Collateral Agent’s reasonable judgment, advisable under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent.

(b)                                 Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Collateral Agent and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its designee if an Event of Default has occurred and is continuing and to the substitution of the Collateral Agent or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto if an Event of Default has occurred and is continuing.

4.5                               Timing and Notice.  With respect to any Collateral in existence on the Closing Date, each Grantor shall comply with the requirements of Section 4 on the date hereof (unless otherwise specified in this Agreement) and with respect to any Collateral hereafter owned or acquired Grantor shall comply with such requirements within the time periods set forth in Section 4 or, if no such time period is specified, at the time of delivery of quarterly financial statements with respect to the Fiscal Quarter during which such Collateral is created or acquired pursuant to Section 5.1(b) of the Credit Agreement.

SECTION 5.                            REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants that:

5.1                               Grantor Information & Status.

(a)                                  on the Closing Date and on each Credit Date, Schedule 5.1(A) & (B) (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) all trade names or other names under which such Grantor currently conducts business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor, (5) its organizational identification number, if any, and (6) the jurisdiction where the chief executive office or its sole place of business is, and for the one-year period preceding the date hereof has been, located;

(b)                                 on the Closing Date and on each Credit Date, except as provided on Schedule 5.1(C) (as such schedule may be amended or supplemented from time to time), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the last year;

(c)                                  at the time of delivery of quarterly financial statements pursuant to Section 5.1(b) of the Credit Agreement (and in connection with a Permitted Acquisition where the acquisition consideration is in excess of $5,000,000 for such Permitted Acquisition), other than in connection with Permitted Liens, it has not within the last year become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person (other than another Grantor), which has not heretofore been terminated with respect to any such Grantor other than the agreements identified on Schedule 5.1(D) (as such schedule may be amended or supplemented from time to time); and

(d)                                 on the Closing Date and on each Credit Date, such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) (as such schedule may be amended or supplemented from time to time) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) (as such schedule may be amended or supplemented from time to time) and remains duly existing as such.  Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction.

5.2                               Collateral Identification, Special Collateral.

(a)                                  at the time of delivery of quarterly financial statements pursuant to Section 5.1(b) of the Credit Agreement (and in connection with a Permitted Acquisition where the acquisition consideration is in excess of $5,000,000 for such Permitted Acquisition), Schedule 5.2 (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests, (2) Pledged Debt, (3) Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Contracts and Commodity Accounts subject to Section 4.2(a) above, (4) all United States and foreign registrations of and applications for patents, trademarks, Internet domain names, and copyrights owned by each Grantor, (5) all Patent Licenses, Trademark Licenses (including, without limitation, the Material Trademark License), Trade Secret Licenses and Copyright Licenses that, in each case, constitute Material Intellectual Property, (6) Commercial Tort Claims other than any Commercial Tort Claims having a value of less than $500,000 individually or $1,000,000 in the aggregate with each other Commercial Tort Claim not listed on Schedule 5.2, (7) Letter of Credit Rights for letters of credit having a value in excess of $500,000 individually or $1,000,000 in the aggregate, and (8) the name and address of any warehouseman, bailee or other third party in possession of any Inventory, Equipment and other tangible personal property other than any Inventory, Equipment or other tangible person property having a value less than $5,000,000 in the aggregate at each location.  Each Grantor shall supplement such schedules as necessary to ensure that such schedules are accurate in all material respects at the time of delivery of quarterly financial statements with respect to the Fiscal Quarter most recently ended pursuant to Section 5.1(b) of the Credit Agreement;

(b)                                 on the Closing Date and on each Credit Date, no material portion of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables; (5) timber to be cut (other than timber located on real property owned or leased by any Grantor as described on Schedule 5.2) or (6) aircraft (other than fractional interests therein), aircraft engines, satellites, ships or railroad rolling stock; and

(c)                                  on the Closing Date and on each Credit Date, all written information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.3                               Reserved.

5.4                               Status of Security Interest.

(a)                                  on the Closing Date and on each Credit Date, upon the timely and proper filing of financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Collateral Agent in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in any jurisdiction will constitute a valid, perfected, first priority Liens subject in the case of priority only, to any Permitted Liens with respect to Collateral.  Other than the Collateral Agent, the Second Lien Collateral Agent and any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account, Commodity Contract or Commodity Account, no Person is in Control of any Collateral;

(b)                                 on the Closing Date and on each Credit Date, to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, and to the extent that the security interest of the Collateral Agent in Intellectual Property can be perfected by recording the Trademark Security Agreement, the Patent Security Agreement or the Copyright Security Agreement, as the case may be, with the United States Patent and Trademark Office or the United States Copyright Office, for the security interests granted hereunder in Collateral consisting of U.S. Patents, U.S. Trademarks, and U.S. Copyrights that are, in each case, set forth on Schedule 5.2, if such security interests are timely and properly recorded in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, the security interests granted to the Collateral Agent hereunder in such U.S. Copyrights, U.S. Patents and U.S. Trademarks shall constitute valid, perfected, first priority Liens (subject, in the case of priority only, to Permitted Liens); and

(c)                                  on the Closing Date and on each Credit Date, no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (other than Pledged Equity Interests issued by a Foreign Subsidiary, foreign Intellectual Property, foreign deposit accounts or accounts maintained with foreign securities intermediaries) (whether specifically granted or created hereunder or created or provided for by applicable law), except (1) for the filings contemplated by clauses (a) and (b) above, (2) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities, (3) for authorizations, consents or approvals that have been obtained, (4) for actions required with respect to Receivables where the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign is an Account Debtor, (5) for actions required (A) pursuant to the terms of agreements the Collateral Agent has entered into with any landlord, warehouseman, bailee or other third party, (B) with respect to Collateral permitted under the Credit Documents to be in the possession of third parties or (C) with respect to Collateral constituting timber subject to timber deeds, authorizations, consents, approvals or actions by, or notices to or filings with, the owner of the real property where such timber is located, (6) for actions required pursuant to the terms of any agreement conferring Control on the Collateral Agent or any of its sub-agents, (7) authorizations, consents, approvals or other actions by, or notices to or filings with, holders of Permitted Liens, (8) authorizations, consents, approvals or other actions by, or notices to or filings with, third parties with respect to rights in Collateral or obligations to a secured party which are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity, (9) as may be required by the applicable court in connection with any Commercial Tort Claim, (10) as may be required in connection with enforcement against an Account Debtor under applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, (11) notices required to be given hereunder, (12) as may be required by laws generally applicable to the enforcement of remedies, (13) for any filings or actions required to perfect or record a Lien on, or security interest in, any Intellectual Property that arises under the laws of any country or jurisdiction other than the United States, (14) for actions required by the terms of any agreement, document or instrument constituting or governing any Collateral which are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction, (15) for actions which are not required to be taken by the Grantors pursuant to the Credit Documents and (16) for actions with respect to Collateral with an aggregate fair market value of less than $5,000,000.

5.5                               Goods & Receivables.

(a)                                  on the Closing Date and on each Credit Date, each Receivable (1) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, (2) is enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, (3) is not and will not be subject to any credits, rights of recoupment, setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business) and (4) is and will be in compliance in all material respects with all applicable laws, whether federal, state, local or foreign;

(b)                                 on the Closing Date and on each Credit Date, none of the Account Debtors in respect of any Receivable in excess of $1,000,000 individually or $2,000,000 in the aggregate is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign;

(c)                                  on the Closing Date and on each Credit Date, any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in all material respects in compliance with the requirements of the Fair Labor Standards Act, as amended, and the rules and regulations promulgated thereunder; and

(d)                                 on the Closing Date and on each Credit Date, other than any Inventory or Equipment (i) in transit, (ii) undergoing repairs, (iii) consisting of sales samples in the possession of employees in the ordinary course of business, (iv) in possession of the Collateral Agent or Lenders, (v) consisting of mobile equipment, (vi) of an immaterial value kept on the premises of customers in the ordinary course of business or (vii) having a value of less than $1,000,000 in the aggregate, all of the Equipment and Inventory included in the Collateral is located only at the locations specified in Schedule 5.5 (as such schedule may be amended or supplemented from time to time).

5.6                               Pledged Equity Interests, Investment Related Property.

(a)                                  on the Closing Date and on each Credit Date, except as otherwise set forth on Schedule 5.1(I) (as such schedule may be amended or supplemented from time to time), all of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests that by their terms provide that they are securities governed by the Uniform Commercial Code of an applicable jurisdiction.

5.7                               Intellectual Property.

(a)                                  on the Closing Date and on each Credit Date, each Grantor is the sole and exclusive owner of the entire right, title, and interest in and to all patents, copyrights, trademarks and Internet domain names listed on Schedule 5.2(II)(A) (as such schedule may be amended or supplemented from time to time), which are used in or necessary to conduct its business, free and clear of all Liens except for, in the case of priority only, Permitted Liens and the licenses set forth on Schedule 5.2, and each Intellectual Property License of Material Intellectual Property licensed to Grantor listed on Schedule 5.2(II)(B) (as such schedule may be amended or supplemented from time to time) is in full force and effect;

(b)                                 on the Closing Date and on each Credit Date, each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every current registration and application of U.S. Copyrights, U.S. Patents and U.S. Trademarks owned by Grantor that, in each case, constitute Material Intellectual Property;

(c)                                  on the Closing Date and on each Credit Date, to the Grantor’s actual knowledge, all Material Intellectual Property owned by a Grantor is valid and enforceable; and except as would not reasonably be expected to have a Material Adverse Effect, no holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity or scope of, or challenging such Grantor rights to own, license or use, any Material Intellectual Property owned by Grantor, and no such action or proceeding is currently pending or threatened against such Grantor in writing;

(d)                                 on the Closing Date and on each Credit Date, all registrations of and applications for registration of, copyrights, patents and trademarks as well as Internet domain names that are set forth on Schedule 5.2(II)(A) (as such schedule may be amended or supplemented from time to time), are standing in the name of such Grantor, except as disclosed in Schedule 5.2(II)(C);

(e)                                  on the Closing Date and on each Credit Date, each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademarks that constitute Material Intellectual Property;

(f)                                    on the Closing Date and on each Credit Date, to such Grantor’s actual knowledge, the conduct of such Grantor’s business as currently conducted does not infringe upon or misappropriate or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right of any other Person, and no claim or suit is pending charging such Grantor as a defendant in any proceeding involving a claim that the use of any Material Intellectual Property owned or used by such Grantor infringes upon, misappropriates or otherwise violates the Intellectual Property rights of any other Person;

(g)                                 on the Closing Date and on each Credit Date, to such Grantor’s actual knowledge, no other Person is infringing upon, misappropriating or otherwise violating any rights in any Material Intellectual Property owned by such Grantor in any material respect; and

(h)                                 on the Closing Date and on each Credit Date, no settlement or consents, covenants not to sue, co-existence agreements, non-assertion assurances, or releases have been entered into by Grantor that binds Grantor in a manner that materially adversely affects Grantor’s rights to own, license or use any Material Intellectual Property owned by Grantor as of such date, other than (i) those licensed by Grantor under any Intellectual Property License or (ii) those subject to Permitted Liens.

SECTION 6.                            COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees that:

6.1                               Grantor Information & Status – Pledge Supplement.

(a)                                  In connection with any notice provided under Section 5.1(l) of the Credit Agreement in connection with a merger or other change in corporate structure, such Grantor shall execute and deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Annex A attached hereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.

6.2                               Collateral Identification; Special Collateral.

(a)                                  in the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof, it shall promptly notify the Collateral Agent thereof in writing and take such actions and execute such documents and make such filings all at Grantor’s expense as the Collateral Agent may reasonably request in order to ensure that the Collateral Agent has a valid, perfected, first priority security interest in such Collateral, subject in the case of priority only, to any Permitted Liens.  Notwithstanding the foregoing, no Grantor shall be required to notify the Collateral Agent or take any such action unless such Collateral is material to such Grantor’s business.

(b)                                 in the event that it hereafter acquires or has any Commercial Tort Claims in excess of $500,000 individually or $1,000,000 in the aggregate it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3                               Ownership of Collateral and Absence of Other Liens.

(a)                                  except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall use commercially reasonable efforts to defend the Collateral against all Persons at any time claiming any Lien thereon other than a Permitted Lien; and

(b)                                 it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral to another Person or provide an Exclusive IP License (as such term is defined in the Credit Agreement) to another Person except as otherwise permitted by the Credit Agreement.

6.4                               Status of Security Interest.

(a)                                  Subject to the limitations set forth in subsection (b) of this Section 6.4 and subject to rights to sell, transfer or assign permitted under Section 6.5(b), each Grantor shall maintain the security interest of the Collateral Agent hereunder in all Collateral as valid, perfected, first priority Liens (subject, in the case of priority only, to Permitted Liens).

(b)                                 Notwithstanding the foregoing, no Grantor shall be required to take any action to perfect any Collateral that can only be perfected by (i) Control, (ii) federal or foreign filings with respect to Intellectual Property, (iii) filings with registrars of motor vehicles or similar governmental authorities with respect to goods covered by a certificate of title, or (iv) any method other than filing of a UCC filing or delivery to the Collateral Agent, in each case except as and to the extent specified in Section 4 hereof.

6.5                               Goods & Receivables.

(a)                                  it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent, any issuer of a letter of credit payable on delivery of such Document, any customs broker in possession of such Inventory or Equipment or any other Person required by the issuer of such Document in connection with the payment or delivery of such Equipment and Inventory;

(b)                                 if any Equipment or Inventory in excess of $5,000,000 in the aggregate at each location is in possession or control of any warehouseman, bailee or other third party (other than a consignee under a consignment for which such Grantor is the Consignor), each Grantor shall use commercially reasonable efforts to notify the third party of the Collateral Agent’s security interest and obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent and will permit the Collateral Agent to have access to Equipment or Inventory for purposes of inspecting such Collateral or, following the occurrence and during the continuance of an Event of Default, to remove same from such premises if the Collateral Agent so elects;

(c)                                  it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

(d)                                 other than in the ordinary course of business (i) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a material adverse effect on the value of such Receivable; (ii) following and during the continuation of an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon; and

(e)                                  if an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right after notice to the applicable Grantor to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may:  (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

6.6                               Pledged Equity Interests, Investment Related Property.

(a)                                  except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property (other than a merger or consolidation with, or a liquidation or dissolution the proceeds of which are distributed to another Grantor), then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, that are necessary or, in the Collateral Agent’s reasonable judgment, advisable to ensure the validity, perfection, priority and, if applicable, Control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor.  Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing and so long as the Collateral Agent has not given notice to the applicable Grantor to the contrary, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid and all payments of principal and interest;

(b)                                 Voting.

(i)                                     So long as no Event of Default shall have occurred and be continuing and the Collateral Agent has not given the applicable Grantor notice to the contrary, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if such action could reasonably be expected to have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to ordinary course of business matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 6.6(b)(i) and no notice of any such voting or consent need be given to the Collateral Agent; and

(ii)                                  Upon the occurrence and during the continuation of an Event of Default and after the Collateral Agent has given the applicable Grantor notices:

(1)                                  all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)                                  in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 8.1;

(c)                                  except as expressly permitted by the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (i) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially adversely affects the rights of such Grantor with respect to any Investment Related Property or materially adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (ii) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer except to another Grantor or, to the extent required by applicable law, other Persons (e.g., directors’ qualifying shares) who have caused such property to become subjected to a perfected Lien thereon in favor of the Collateral Agent, (iii) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (iv) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (v) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (v), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or, in the Collateral Agent’s reasonable judgment, advisable to establish the Collateral Agent’s “Control” thereof;  and

(d)                                 except as expressly permitted by the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Foreign Subsidiary, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2.

6.7                               Intellectual Property.

(a)                                  subject to such Grantor’s reasonable business judgment, it shall not knowingly do any act or knowingly omit to do any act whereby any registrations of the Material Intellectual Property lapses, becomes abandoned, dedicated to the public, or unenforceable, which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

(b)                                 subject to such Grantor’s reasonable business judgment, it shall not, with respect to any Trademarks constituting Material Intellectual Property (including, without limitation, such Trademarks licensed pursuant to the Material Trademark License), cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof;

(c)                                  it shall notify the Collateral Agent, on a quarterly basis, if it knows that any item of currently registered Material Intellectual Property has become (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable or (iii) subject to any adverse determinations in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;

(d)                                 subject to such Grantor’s reasonable business judgment, it shall take all steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, necessary to pursue any filed application and maintain any registration of each Trademark, Patent, and Copyright owned or exclusively licensed under the Material Trademark License (to the extent Grantor has the rights therein to do so) by such Grantor and that, in each case, constitutes Material Intellectual Property;

(e)                                  subject to such Grantor’s reasonable business judgment, in the event that any Material Intellectual Property owned, or exclusively licensed under the Material Trademark License (to the extent Grantor has the rights therein to do so) by such Grantor is infringed, misappropriated, or diluted by a third party, and if Grantor knows of such infringement, misappropriation or dilution, such Grantor shall promptly take reasonable actions to stop such infringement, misappropriation, or dilution or to otherwise protect its rights in such Material Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

(f)                                    subject to such Grantor’s reasonable business judgment, it shall take all reasonable steps under the circumstances to protect the secrecy of all Trade Secrets which constitute Material Intellectual Property, including, without limitation, entering into confidentiality agreements with employees and consultants and labeling and restricting access to secret information and documents; and

(g)                                 Grantor shall use commercially reasonable efforts to continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Material Intellectual Property or any portion thereof.  In connection with such collections, each Grantor may take (and, at the Collateral Agent’s reasonable direction, shall take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or, in the Collateral Agent’s reasonable judgment, advisable to enforce collection of such amounts.  Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

SECTION 7.                       ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1                               Intentionally Omitted.

7.2                               Further Assurances.

(a)                                  Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action necessary or, in the Collateral Agent’s reasonable judgment, advisable in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)                                     file such financing or continuation statements, or amendments thereto, record security interests in intellectual property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as the Collateral Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii)                                  ensure the recordation of appropriate evidence, as the Collateral Agent may reasonably request, of the liens and security interest granted hereunder in the U.S. Patents, U.S. Copyrights, and U.S. Trademarks that are, in each case, owned by a Grantor, with any intellectual property registry in which said U.S. Patents, U.S. Copyrights, and U.S. Trademarks are registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State of the several states of the United States;

(iii)                               at any reasonable time, upon request by the Collateral Agent and subject to Section 5.6 of the Credit Agreement, allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent and, if an Event of Default has occurred and is continuing, assemble the Collateral; and

(iv)                              at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.

(b)                                 Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, intellectual property security agreements and amendments to any of the foregoing, in any jurisdictions and with any filing offices as the Collateral Agent may reasonably determine are necessary to perfect the security interest granted to the Collateral Agent herein.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired” or words of similar effect.  Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(c)                                  Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of and signature to such modification by amending Schedule 5.2 (as such schedule may be amended or supplemented from time to time) to include reference to any Intellectual Property acquired or developed by any Grantor after the execution hereof (which Intellectual Property would be required to be referenced on Schedule 5.2) or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

7.3                               Additional Grantors.  From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement.  Upon delivery of any such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8.                       COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

8.1                               Power of Attorney.  Until payment in full in cash of all Secured Obligations (other than contingent obligations), the cancellation or termination of the Commitments and the cancellation or expiration of all Letters of Credit (unless a Letter of Credit Backstop is in place), each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that may be necessary or, in the Collateral Agent’s reasonable judgment, advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a)                                  upon the occurrence and during the continuance of any Event of Default, to obtain and adjust Insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(b)                                 upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)                                  upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)                                 upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e)                                  to prepare and file any UCC financing statements against such Grantor as debtor;

(f)                                    to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g)                                 upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h)                                 upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2                               No Duty on the Part of Collateral Agent or Secured Parties.   The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.  The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct.

SECTION 9.                       REMEDIES.

9.1                               Generally.

(a)                                  If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)                                     require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(ii)                                  enter onto the property during normal business hours where any Collateral is located and take possession thereof with or without judicial process;

(iii)                               prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems reasonably appropriate; and

(iv)                              without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b)                                 The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.  Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

(c)                                  The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral.  The Collateral Agent may specifically disclaim or modify any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)                                 The Collateral Agent shall have no obligation to marshal any of the Collateral.

9.2                               Application of Proceeds.  Except as expressly provided elsewhere in this Agreement or in the Credit Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority:  first, to the payment of all reasonable out-of-pocket costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other reasonable out-of-pocket expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all reasonable out-of-pocket costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties pursuant to the terms of the Credit Agreement; and third, to the extent of any excess of such proceeds and subject to the Intercreditor Agreement, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

9.3                               Sales on Credit.  If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

9.4                               Investment Related Property.  Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5                               Grant of Intellectual Property License.  For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise the rights and remedies under Section 9 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable by such Grantor, an irrevocable (during the continuance of an Event of Default), non-exclusive license (subject, (i) in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, and (ii) in the case of Trade Secrets, to an obligation of the Collateral Agent to take steps reasonable under the circumstances to keep the Trade Secrets confidential to avoid the risk of invalidation of such Trade Secrets) to use or sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located.  Such license shall include access to all media owned by such Grantor in which any of the licensed items may be recorded or stored.

9.6                               Intellectual Property.

(a)                                  Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i)                                     the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by the Collateral Agent in aid of such enforcement and, subject to Sections 10.2 and 10.3 of the Credit Agreement, such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any such Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in such Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

(ii)                                  upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii)                               each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property; and

(iv)                              the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1)                                  all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and

(2)                                  Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)                                 If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any

Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

9.7                               Cash Proceeds; Deposit Accounts.   (a)  If any Event of Default shall have occurred and be continuing, in addition to the rights of the Collateral Agent specified in Section 6.5 with respect to payments of Receivables, upon the Collateral Agent giving notice to the applicable Grantor (other than in the case of an Event of Default under Sections 8.1(f) and 8.1(g) of the Credit Agreement), all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account to the extent required to pay Secured Obligations due and payable.  Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise) shall be applied by the Collateral Agent against the Secured Obligations then due and owing.

(b)  If any Event of Default shall have occurred and be continuing, the Collateral Agent may, upon giving notices to the applicable Grantor (other than in the case of an Event of Default under Sections 8.1(f) and 8.1(g) of the Credit Agreement), apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent to be applied by the Collateral Agent against the Secured Obligations then due and owing.

SECTION 10.                     COLLATERAL AGENT.

The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders (the “Majority Holders”) of a majority of the aggregate “settlement amount” as defined in the Hedge Agreements (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements.  For purposes of the foregoing sentence, settlement amount for any Hedge that has not been terminated shall be the settlement amount as of the last Business Day of the month preceding any date of determination and shall be calculated by the appropriate swap counterparties and reported to the Collateral Agent upon request; provided any Hedge Agreement with a settlement amount that is a negative number shall be disregarded for purposes of determining the Majority Holders.  In furtherance of the foregoing provisions of this

Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section.   The provisions of the Credit Agreement relating to the Collateral Agent including, without limitation, the provisions relating to resignation of the Collateral Agent and the powers and duties and immunities of the Collateral Agent are incorporated herein by this reference and shall survive any termination of the Credit Agreement.

SECTION 11.                     CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than contingent obligations), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit (unless a Letter of Credit Backstop is in place), be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors and permitted assigns.  Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise.  Upon the payment in full of all Secured Obligations (other than contingent obligations), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit (unless a Letter of Credit Backstop is in place), the security interest granted hereby shall automatically terminate hereunder and of record and, subject to the Intercreditor Agreement, all rights to the Collateral shall revert to Grantors.  Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination.  Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person.  The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.

SECTION 12.                     STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.  Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.  If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 13.                     MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement.  No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.  This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns.  No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder.  This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.  Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed signature page to this Agreement by facsimile or electronic transmission (in .pdf format) shall be as effective as delivery of a manually signed counterpart of this Agreement.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADINGS “CONSENT TO JURISDICTION” AND “WAIVER OF JURY TRIAL” ARE

INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT.

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ALDABRA HOLDING SUB LLC,
as Grantor

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

ALDABRA SUB LLC,
as Grantor

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

BOISE PAPER HOLDINGS, L.L.C.,
as Grantor

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

BOISE WHITE PAPER, L.L.C.
BOISE PACKAGING & NEWSPRINT, L.L.C.
BOISE CASCADE TRANSPORTATION HOLDINGS CORP.
BOISE WHITE PAPER SALES CORP.
BOISE WHITE PAPER HOLDINGS CORP.
INTERNATIONAL FALLS POWER COMPANY
MINNESOTA, DAKOTA & WESTERN RAILWAY COMPANY
BEMIS CORPORATION
BC CHINA CORPORATION
B C T, INC.,
as Grantors:

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Collateral Agent

By:	/s/ Tom Connolly
Title: Authorized Signatory

SCHEDULE 5.1
TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)                             Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business	Organization I.D.#

(B)                              Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)                              Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within the past year:

Grantor	Date of Change	Description of Change

(D)                             Agreements pursuant to which any Grantor is bound as debtor within the last year:

Grantor	Description of Agreement

5.1-1

SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I.                                         INVESTMENT RELATED PROPERTY

(A)                              Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

5.2-1

Securities Accounts:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

II.  INTELLECTUAL PROPERTY

(A)                              Copyrights

Grantor	Description of Copyright	Registration Number (if any)	Issue Date

(B)                                 Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)                                Patents

Grantor	Description of Patent	Registration Number	Issue Date

5.2-2

(D)                               Patent Licenses

Grantor	Description of Patent License	Registration Number of underlying Patent	Name of Licensor

(E)                                 Trademarks

Grantor	Description of Trademark	Registration Number	Issue Date

(F)                                 Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)                                Trade Secret Licenses

III.                                 COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV.                                LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit

5.2-3

V.                                    WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

VI.                                TIMBER

Grantor	Location

5.2-4

SCHEDULE 5.4 TO
PLEDGE AND SECURITY AGREEMENT

FINANCING STATEMENTS:

Grantor	Filing Jurisdiction(s)

5.4-1

SCHEDULE 5.5

TO PLEDGE AND SECURITY AGREEMENT

Grantor	Location of Equipment and Inventory

5.5-1

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement (First Lien), dated as of February 22, 2008 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among Aldabra Holding Sub LLC, a Delaware limited liability company, Aldabra Sub LLC, a Delaware limited liability company, to be merged with and into Boise Paper Holdings, L.L.C., a Delaware limited liability company, the other Grantors named therein, and Goldman Sachs Credit Partners L.P., as the Collateral Agent.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located.  Grantor represents and warrants that the attached Supplements to Schedules accurately and completely in all material respects set forth the additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

SUPPLEMENT TO SCHEDULE 5.1

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

GENERAL INFORMATION

(A)                              Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business	Organization I.D.#

(B)                                Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)                                Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within the past year:

Grantor	Date of Change	Description of Change

(D)                               Agreements pursuant to which any Grantor is bound as debtor within the past year:

Grantor	Description of Agreement

SUPPLEMENT TO SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I.                                         INVESTMENT RELATED PROPERTY

(A)                              Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

II.  INTELLECTUAL PROPERTY

(A)                              Copyrights

Grantor	Description of Copyright	Registration Number (if any)	Issue Date

(B)                                Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)                                Patents

Grantor	Description of Patent	Registration Number	Issue Date

(D)                               Patent Licenses

Grantor	Description of Patent License	Registration Number of underlying Patent	Name of Licensor

(E)                                 Trademarks

Grantor	Description of Trademark	Registration Number	Issue Date

(F)                                 Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)                                Trade Secret Licenses

III.                                 COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV.                                LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit

V.                                    WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

VI.                                TIMBER

Grantor	Location

SUPPLEMENT TO SCHEDULE 5.4 TO
PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)

SUPPLEMENT TO SCHEDULE 5.5

TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor	Location of Equipment and Inventory

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of [                  ], 20[   ] (the “Agreement”) among [                       ] (the “Pledgor”), Goldman Sachs Credit Partners L.P., as collateral agent for the Secured Parties under the First Lien Security Agreement (as defined herein) (the “First Lien Collateral Agent”), Lehman Commercial Paper Inc., as collateral agent for the Secured Parties referred to in the Second Lien Security Agreement (as defined herein) (the “Second Lien Collateral Agent” and, together with the First Lien Collateral Agent, the “Collateral Agents”) and [                  ], a [              ] [corporation] (the “Issuer”) is delivered pursuant to (i) Section 4.2 of the Pledge and Security Agreement (First Lien) (as amended, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”) dated as of February 22, 2008 among Aldabra Holding Sub LLC, a Delaware limited liability company, Aldabra Sub LLC, a Delaware limited liability company, to be merged with and into Boise Paper Holdings, L.L.C., a Delaware limited liability company, the other Grantors party thereto and the First Lien Collateral Agent, and (ii) Section 4.2 of the Pledge and Security Agreement (Second Lien) (as amended, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”) dated as of February 22, 2008 among Aldabra Holding Sub LLC, Aldabra Sub LLC, Boise Paper Holdings, L.L.C., the other Grantors party thereto and the Second Lien Collateral Agent.  Capitalized terms used but not defined herein shall have the meaning assigned in the First Lien Security Agreement.  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Registered Ownership of Shares.  The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [                  ] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the First Lien Collateral Agent (or, if the First Lien Collateral Agent has delivered a Notice of Termination (as defined below), the Second Lien Collateral Agent).

Section 2.  Instructions.  If at any time the Issuer shall receive instructions originated by the First Lien Collateral Agent or the Second Lien Collateral Agent (with, until the First Lien Collateral Agent shall have delivered to the Issuer a Notice of Termination, the consent of the First Lien Collateral Agent) relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.  The Collateral Agents hereby agree that it shall not give any instructions relating to the Pledged Shares unless an Event of Default has occurred and is continuing.

Section 3.  Additional Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Collateral Agents:

(a)  It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

(b)  It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Pledgor or the Collateral Agents purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c)  Except for the claims and interest of the Collateral Agents and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly upon obtaining notice thereof notify the Collateral Agents and the Pledgor thereof.

(d)  This Agreement is the valid and legally binding obligation of the Issuer.

Section 4.  Choice of Law.  This Agreement shall be governed by the laws of the State of New York.

Section 5.  Conflict with Other Agreements.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement (except for the Credit Agreement and other Credit Documents) now existing or hereafter entered into, the terms of this Agreement shall prevail.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6.  Voting Rights.  Until such time as the Collateral Agents shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.  The Collateral Agent hereby agrees not to give any such instruction unless an Event of Default has occurred and is continuing.

Section 7.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Collateral Agents may assign their rights hereunder only (i) with the express written consent of the Issuer and (ii) by sending written notice of such assignment to the Pledgor.

Section 8.  Indemnification of Issuer.  The Pledgor and the Collateral Agents hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence, willful misconduct, bad faith or material breach of this Agreement and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, willful misconduct, bad faith or material breach of this Agreement, and from and against any and all liabilities, actual losses, damages, reasonable, out-of-pocket costs and expenses, charges, reasonable counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 9.  Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:                                                                                                    [Name and Address of Pledgor]
Attention: [                  ]
Telecopier: [                  ]

First Lien

Collateral Agent:                                                      Goldman Sachs Credit Partners, L.P.

c/o Goldman, Sachs & Co.
30 Hudson Street, 36th Floor
Jersey City, NJ 07302
Attention: SBD Operations
Attention:  Andrew Caditz
Telecopier:  (212) 428-1243
Email: gsd.link@gs.com

with a copy to:

Goldman Sachs Credit Partners L.P.
1 New York Plaza
New York, New York  10004
Attention:  Rob Schatzman
Telecopier:  (212) 902-3000

Second Lien

Collateral Agent:                                                      Lehman Commercial Paper Inc.

745 Seventh Avenue

New York, NY 10019
Attention: Maritza Ospina
Telecopier:  (646) 758-4648

Issuer:                                                                                                            [Insert Name and Address of Issuer]
Attention: [                  ]
Telecopier: [                  ]

Any party may change its address for notices in the manner set forth above.

Section 10.  Termination.  The obligations of the Issuer to the First Lien Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the First Lien Collateral Agent in the Pledged Shares has been terminated pursuant to the terms of the First Lien Security Agreement.   The First Lien Collateral Agent shall notify the Issuer of such termination in writing.  The obligations of the Issuer to the Second Lien Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Second Lien Collateral Agent in the Pledged Shares has been terminated pursuant to the terms of the Second Lien Security Agreement.  The Second Lien Collateral Agent shall notify the Issuer of such termination in writing.  Each Collateral Agent agrees to provide Notice of Termination (“Notice of Termination”) in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the applicable Collateral Agent’s security interest in the Pledged Shares pursuant to the terms of the applicable Security Agreement.  The termination of this Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 11.  Intercreditor Agreement.  The terms and conditions of this Agreement and the lien and security interest granted to the Collateral Agents pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agents hereunder are subject to the terms and conditions of the Intercreditor Agreement in all respects.  In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of the Intercreditor Agreement, such conflict shall be resolved in accordance with Section 8.1 of the Intercreditor Agreement.

Section 12.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.  Delivery of an executed signature page to this Agreement by facsimile, Adobe .pdf file or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[NAME OF PLEDGOR],
as Pledgor

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as First Lien Collateral Agent

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.,
as Second Lien Collateral Agent

By:
Name:
Title:

[NAME OF ISSUER],
as Issuer

By:
Name:
Title:

Exhibit A

[Letterhead of First Lien Collateral Agent/ Second Lien Collateral Agent]

[Date]

[Name and Address of Issuer]
Attention: [                               ]

Re:  Termination of Uncertificated Securities Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”), [First Lien Collateral Agent/ Second Lien Collateral Agent] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Agreement) from the Pledgor.  [IF THE AGREEMENT IS TO REMAIN IN EFFECT WITH RESPECT TO THE FIRST LIEN COLLATERAL AGENT/ SECOND LIEN COLLATERAL AGENT, ADD: Note however, that the Agreement remains in effect with respect to the First Lien Collateral Agent/ Second Lien Collateral Agent.] [IF THE AGREEMENT IS BEING TERMINATED AS TO ALL PARTIES, ADD: Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Pledged Shares from the Pledgor.]   This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours, [Goldman Sachs Credit Partners L.P., as First Lien Collateral Agent] [Lehman Commercial Paper, Inc., as Second Lien Collateral Agent]

By:
Name:
Title:

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT

SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement dated as of [                  ], 20[   ] (this “Agreement”) among [                                    ] (the “Debtor”), Goldman Sachs Credit Partners L.P., as collateral agent for the Secured Parties referred to in the First Lien Security Agreement (as defined herein) (the “First Lien Collateral Agent”), Lehman Commercial Paper Inc., as collateral agent for the Secured Parties referred to in the Second Lien Security Agreement (as defined herein) (the “Second Lien Collateral Agent” and, together with the First Lien Collateral Agent, the “Collateral Agents”) and [                                  ], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”) is delivered pursuant to (i) Section 4.2 of the Pledge and Security Agreement (First Lien) (as amended, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”), dated as of February 22, 2008 among Aldabra Holding Sub LLC, a Delaware limited liability company, Aldabra Sub LLC, a Delaware limited liability company, to be merged with and into Boise Paper Holdings, L.L.C., a Delaware limited liability company, the other Grantors party thereto and the First Lien Collateral Agent, and (ii) Section 4.2 of the Pledge and Security Agreement (Second Lien) (as amended, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement” and, together with the First Lien Security Agreement, the “Security Agreements”), dated as of February 22, 2008 among Aldabra Holding Sub LLC, Aldabra Sub LLC, Boise Paper Holdings, L.L.C., the other Grantors party thereto and the Second Lien Collateral Agent.  Capitalized terms used but not defined herein shall have the meaning assigned thereto in the First Lien Security Agreement.   All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Establishment of Securities Account.  The Securities Intermediary hereby confirms and agrees that:

(a)           The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the First Lien  Collateral Agent (or, if the First Lien Collateral Agent has delivered a Notice of Termination (as defined below), the Second Lien Collateral Agent);

(b)           All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c)           All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

(d)           The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC and the Securities Intermediary is a “securities intermediary” within the meaning of Section 8-102 of the UCC.

Section 2.  “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (including, without limitation, any  investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 3.  Control of the Securities Account.  If at any time the Securities Intermediary shall receive any order or direction from the First Lien Collateral Agent or the Second Lien Collateral Agent (with, until the First Lien Collateral Agent shall have delivered to the Securities Intermediary a Notice of Termination, the consent of the First Lien Collateral Agent) directing transfer or redemption of any financial asset relating to the Securities Account and all securities entitlements therein, the Securities Intermediary shall comply with such entitlement order or direction without further consent by the Debtor or any other person.  If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order  or direction issued by either Collateral Agent, the Securities Intermediary shall follow the orders issued by the applicable Collateral Agent.  In the event the Securities Intermediary receives conflicting orders  or directions from the First Lien Collateral Agent and the Second Lien Collateral Agent, the Second Lien Collateral Agent hereby expressly instructs the Securities Intermediary to follow the orders and directions originated by the First Lien Collateral Agent.

Section 4.  Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agents.  The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agents (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5.  Choice of Law.  This Agreement and the Securities Account shall each be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

Section 6.  Conflict with Other Agreements.

(a)           In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b)           No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

(c)           The Securities Intermediary hereby confirms and agrees that:

(i)  There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

(ii)  It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

(iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Agents purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

Section 7.  Adverse Claims.  Except for the claims and interest of the Collateral Agents and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agents and the Debtor thereof.

Section 8.  Maintenance of Securities Account.  In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders and directions as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a)           Notice of Sole Control.  If at any time the First Lien Collateral Agent or the Second Lien Collateral Agent (with, until the First Lien Collateral Agent shall have delivered to the Securities Intermediary a Notice of Termination, the consent of the First Lien Collateral Agent) delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from such Collateral Agent until further notice from such Collateral Agent.

(b)           Voting Rights.  Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account or any other direction or entitlement order with respect thereto.

(c)           Permitted Investments.  Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the First Lien Collateral Agent or the Second Lien Collateral Agent (with, until the First Lien Collateral Agent shall have delivered to the Securities Intermediary a Notice of Termination, the consent of the First Lien Collateral Agent), the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account.

(d)           Statements and Confirmations.  The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agents at the address for each set forth in Section 12 of this Agreement.

(e)           Tax Reporting.  All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 9.  Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a)           The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b)           This Agreement is the valid and legally binding obligation of the Securities Intermediary.

Section 10  Indemnification of Securities Intermediary.  The Debtor and the Collateral Agents hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence, willful misconduct, bad faith or material breach of this Agreement and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence, willful misconduct, bad faith or material breach of this Agreement, and from and against any and all liabilities, actual losses, damages, reasonable, out-of-pocket costs and expenses, charges, reasonable counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 11.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Collateral Agents may assign their rights hereunder only (i) with the express written consent of the Securities Intermediary and (ii) by sending written notice of such assignment to the Debtor.

Section 12.  Notices.   Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:                                                                                                        [Name and Address of Debtor]
Attention: [                               ]
Telecopier: [                               ]

First Lien

Collateral Agent:                                                      Goldman Sachs Credit Partners, L.P.

c/o Goldman, Sachs & Co.
30 Hudson Street, 36th Floor
Jersey City, NJ 07302
Attention: SBD Operations
Attention:  Andrew Caditz
Telecopier:  (212) 428-1243
Email: gsd.link@gs.com

with a copy to:

 Goldman Sachs Credit Partners L.P.
1 New York Plaza
New York, New York  10004
Attention:  Rob Schatzman
Telecopier:  (212) 902-3000

Second Lien

Collateral Agent:                                                      Lehman Commercial Paper Inc.

745 Seventh Avenue

New York, NY 10019
Attention: Maritza Ospina
Telecopier:  (646) 758-4648

Securities Intermediary:                   [Name and Address of Securities Intermediary]
Attention: [                               ]
Telecopier: [                               ]

Any party may change its address for notices in the manner set forth above.

Section 13.  Termination.  The obligations of the Securities Intermediary to the First Lien Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the First Lien Collateral Agent in the Securities Account has been terminated pursuant to the terms of the First Lien Security Agreement.  The First Lien Collateral Agent shall notify the Securities Intermediary of such termination in writing.  The obligations of the Securities Intermediary to the Second Lien Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Second Lien Collateral Agent in the Securities Account has been terminated pursuant to the terms of the Second Lien Security Agreement. The Second Lien Collateral Agent shall notify the Securities Intermediary of such termination in writing.  Each Collateral Agent agrees to provide Notice of Termination (“Notice of Termination”) in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the applicable Collateral Agent’s security interest in the Securities Account pursuant to the terms of the applicable Security Agreement.  The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

Section 14.  Intercreditor Agreement.  The terms and conditions of this Agreement and the lien and security interest granted to the Collateral Agents pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agents hereunder are subject to the terms and conditions of the Intercreditor Agreement in all respects.  In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of the Intercreditor Agreement, such conflict shall be resolved in accordance with Section 8.1 of the Intercreditor Agreement.

Section 15.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.  Delivery of an executed signature page to this Agreement by facsimile, Adobe .pdf file or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR],
as Debtor

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as First Lien Collateral Agent

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.,
as Second Lien Collateral Agent

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY],
as Securities Intermediary

By:
Name:
Title:

EXHIBIT A

TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of the First Lien Collateral Agent/ Second Lien Collateral Agent]

[Date]

[Name and Address of Securities Intermediary]
Attention: [                             ]

Re:  Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of [          ], 20[   ] among [Name of Debtor] (the “Debtor”), you, [First Lien Collateral Agent/ Second Lien Collateral Agent] and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number [                    ] (the “Securities Account”) and all financial assets credited thereto.  You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, [Goldman Sachs Credit Partners L.P., as First Lien Collateral Agent] [Lehman Commercial Paper, Inc., as Second Lien Collateral Agent]

By:
Name:
Title:

cc:  [Name of Debtor]

EXHIBIT C
TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of First Lien Collateral Agent/ Second Lien Collateral Agent]

 [Date]

[Name and Address of Securities Intermediary]
Attention: [                        ]

Re:  Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement dated as of [          ], 20[   ] among you, [Name of Debtor] (the “Debtor”), [First Lien Collateral Agent/ Second Lien Collateral Agent] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  [IF THE CONTROL AGREEMENT IS TO REMAIN IN EFFECT WITH RESPECT TO THE FIRST LIEN COLLATERAL AGENT/ SECOND LIEN COLLATERAL AGENT, ADD: Note however, that the Control Agreement remains in effect with respect to the First Lien Collateral Agent/ Second Lien Collateral Agent.] [IF THE CONTROL AGREEMENT IS BEING TERMINATED AS TO ALL PARTIES, ADD: Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [                      ] from the Debtor.]  This notice terminates any obligations you may have to the undersigned with respect to such accounts, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, [Goldman Sachs Credit Partners L.P., as First Lien Collateral Agent] [Lehman Commercial Paper, Inc., as Second Lien Collateral Agent]

By:
Name:
Title:

EXHIBIT D
TO PLEDGE AND SECURITY AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement dated as of [              ], 20[   ] (this “Agreement”) among [                 ] (the “Debtor”), Goldman Sachs Credit Partners L.P., as collateral agent for the Secured Parties referred to in the First Lien Security Agreement (as defined herein) (the “First Lien Collateral Agent”), Lehman Commercial Paper Inc., as collateral agent for the Secured Parties referred to in the Second Lien Security Agreement (as defined herein) (the “Second Lien Collateral Agent” and, together with the First Lien Collateral Agent, the “Collateral Agents”) and [                   ], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”) is delivered pursuant to (i) Section 4.2 of the Pledge and Security Agreement (First Lien) (as amended, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”), dated as of February 22, 2008 among Aldabra Holding Sub LLC, a Delaware limited liability company, Aldabra Sub LLC, a Delaware limited liability company, to be merged with and into Boise Paper Holdings, L.L.C., a Delaware limited liability company, the other Grantors party thereto and the First Lien Collateral Agent, and (ii) Section 4.2 of the Pledge and Security Agreement (Second Lien) (as amended, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement” and, together with the First Lien Security Agreement, the “Security Agreements”), dated as of February 22, 2008 among Aldabra Holding Sub LLC, Aldabra Sub LLC, Boise Paper Holdings, L.L.C., the other Grantors party thereto and the Second Lien Collateral Agent.  Capitalized terms used but not defined herein shall have the meaning assigned thereto in the First Lien Security Agreement.  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Establishment of Deposit Account.  The Financial Institution hereby confirms and agrees that:

(a)  The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of the First Lien Collateral Agent (or, if the First Lien Collateral Agent has delivered a Notice of Termination (as defined below), the Second Lien Collateral Agent) and, prior to delivery of a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Debtor; and

(b)  The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC and the bank is a “Bank” within the meaning of Section 9-102 of the UCC.

Section 2.  Control of the Deposit Account.  If at any time the Financial Institution shall receive any instructions or directions originated by the First Lien Collateral Agent or the Second Lien Collateral Agent (with, until the First Lien Collateral Agent shall have delivered to the Financial Institution a Notice of Termination, the consent of the First Lien Collateral Agent) directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions or directions without further consent by the Debtor or any other person.  The Financial Institution hereby acknowledges that it has received notice of the security interests of the Collateral Agents in the Deposit Account and hereby acknowledges and consents to such liens.  If the Debtor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued by either Collateral Agent, the Financial Institution shall follow the instructions issued by the applicable Collateral Agent.  In the event the Financial Institution receives conflicting instructions or directions from the First Lien Collateral Agent and the Second Lien Collateral Agent, the Second Lien Collateral Agent hereby expressly instructs the Financial Institution to follow the instructions or directions issued by the First Lien Collateral Agent.

Section 3.  Subordination of Lien; Waiver of Set-Off.  In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agents.  Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agents (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 4.  Choice of Law.  This Agreement and the Deposit Account shall each be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

Section 5.  Conflict with Other Agreements.

(a)  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b)  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

(c)  The Financial Institution hereby confirms and agrees that:

(i)            There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account [other than                  ]; and

(ii)           It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC.

Section 6.  Adverse Claims.  Except for the claims and interest of the Collateral Agents and the Debtor, the Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Collateral Agents and the Debtor thereof.

Section 7.  Maintenance of Deposit Account.  In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions or directions as set forth in Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

(a)  Notice of Sole Control.  If at any time the First Lien Collateral Agent or the Second Lien Collateral Agent (with, until the First Lien Collateral Agent shall have delivered to the Financial Institution a Notice of Termination, the consent of the First Lien Collateral Agent) delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Deposit Account solely from such Collateral Agent until further notice from the Collateral Agent.

(b)  Statements and Confirmations.  The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agents at the address for each set forth in Section 11 of this Agreement; and

(c)  Tax Reporting.  All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 8.   Representations, Warranties and Covenants of the Financial Institution.  The Financial Institution hereby makes the following representations, warranties and covenants:

(a)  The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b)  This Agreement is the valid and legally binding obligation of the Financial Institution.

Section 9.   Indemnification of Financial Institution.  The Debtor and the Collateral Agents hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence, willful misconduct, bad faith or material breach of this Agreement and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence, willful misconduct, bad faith or material breach of this Agreement, and from and against any and all liabilities, actual losses, damages, reasonable, out-of-pocket costs and expenses, charges, reasonable counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 10.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Collateral Agents may assign their rights hereunder only (i) with the express written consent of the Financial Institution and (ii) by sending written notice of such assignment to the Debtor.

Section 11.  Notices.   Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:                                   [Name and Address of Debtor]
Attention: [                     ]
Telecopier: [                        ]

First Lien

Collateral Agent:                  Goldman Sachs Credit Partners, L.P.

c/o Goldman, Sachs & Co.
30 Hudson Street, 36th Floor
Jersey City, NJ 07302
Attention: SBD Operations
Attention:  Andrew Caditz
Telecopier:  (212) 428-1243
Email: gsd.link@gs.com

with a copy to:

 Goldman Sachs Credit Partners L.P.
1 New York Plaza
New York, New York  10004
Attention:  Rob Schatzman
Telecopier:  (212) 902-3000

Second Lien

Collateral Agent:                  Lehman Commercial Paper Inc.

745 Seventh Avenue

New York, NY 10019
Attention: Maritza Ospina
Telecopier:  (646) 758-4648

Financial Institution:           [Name and Address of Financial Institution]
Attention: [                          ]
Telecopier: [                            ]

Any party may change its address for notices in the manner set forth above.

Section 12.  Intercreditor Agreement.  The terms and conditions of this Agreement and the lien and security interest granted to the Collateral Agents pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agents hereunder are subject to the terms and conditions of the Intercreditor Agreement in all respects.  In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of the Intercreditor Agreement, such conflict shall be resolved in accordance with Section 8.1 of the Intercreditor Agreement.

Section 13.  Termination.  The obligations of the Financial Institution to the First Lien Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the First Lien Collateral Agent in the Deposit Account has been terminated pursuant to the terms of the First Lien Security Agreement and the First Lien Collateral Agent has notified the Financial Institution of such termination in writing.  The obligations of the Financial Institution to the Second Lien Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Second Lien Collateral Agent in the Deposit Account has been terminated pursuant to the terms of the Second Lien Security Agreement and the Second Lien Collateral Agent has notified the Financial Institution of such termination in writing.  Each Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit B hereto (a “Notice of Termination”) to the Financial Institution upon the request of the Debtor on or after the termination of the applicable Collateral Agent’s security interest in the Deposit Account pursuant to the terms of the applicable Security Agreement.  The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

Section 14.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.  Delivery of an executed signature page to this Agreement by facsimile, Adobe .pdf file or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR],
as Debtor

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as First Lien Collateral Agent

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.,
as Second Lien Collateral Agent

By:
Name:
Title:

[NAME OF FINANCIAL INSTITUTION], as Financial Institution

By:
Name:
Title:

EXHIBIT A
TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of First Lien Collateral Agent/ Second Lien Collateral Agent]

[Date]

[Name and Address of Financial Institution]
Attention: [                        ]

Re:  Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of [           ], 20[   ] among [Name of Debtor] (the “Debtor”), you, [First Lien Collateral Agent/ Second Lien Collateral Agent] and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number [                   ] (the “Deposit Account”) and all financial assets credited thereto.  You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, [Goldman Sachs Credit Partners L.P., as First Lien Collateral Agent] [Lehman Commercial Paper, Inc., as Second Lien Collateral Agent]

By:
Name:
Title:

cc:  [Name of Debtor]

EXHIBIT B
TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of the First Lien Collateral Agent/ Second Lien Collateral Agent]

[Date]

[Name and Address of Financial Institution]
Attention: [                          ]

Re:  Termination of Deposit Account Control Agreement

You are hereby notified that the Deposit Account Control Agreement dated as of [                  ], 20[   ] among [Name of Debtor] (the “Debtor”), you, [First Lien Collateral Agent/ Second Lien Collateral Agent] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  [IF THE CONTROL AGREEMENT IS TO REMAIN IN EFFECT WITH RESPECT TO THE FIRST LIEN COLLATERAL AGENT/ SECOND LIEN COLLATERAL AGENT, ADD: Note however that the Control Agreement remains in effect with respect to the First Lien Collateral Agent/ Second Lien Collateral Agent.] [IF THE CONTROL AGREEMENT IS BEING TERMINATED AS TO ALL PARTIES, ADD: Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [                          ] from the Debtor.]  This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, [Goldman Sachs Credit Partners L.P., as First Lien Collateral Agent] [Lehman Commercial Paper, Inc., as Second Lien Collateral Agent]

By:
Name:
Title:

EXHIBIT E
TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT (FIRST LIEN)

TRADEMARK SECURITY AGREEMENT (FIRST LIEN), dated as of           , 20    (as amended, restated or otherwise modified from time to time, the “Trademark Security Agreement”), by and among ALDABRA SUB LLC, a Delaware limited liability company (to be merged with and into BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company, the “Borrower”), ALDABRA HOLDING SUB LLC, a Delaware limited liability company (“Holdings”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (together with the Borrower and Holdings, collectively, the “Grantors”), and GOLDMAN SACHS CREDIT PARTNERS L.P., in its capacity as collateral agent for the Secured Parties (together with any successors and assigns thereto in such capacity, the “Collateral Agent”).

Reference is made to the Pledge and Security Agreement (First Lien) dated as of February 22, 2008 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), between each of the Grantors and the Collateral Agent.  The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement dated as of February 22, 2008 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”)) by and among each of the Grantors, the Lenders and Goldman Sachs Credit Partners L.P., as Administrative Agent.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  Accordingly, the parties hereto agree as follows:

SECTION 1.           Defined Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 2.           Grant of Security Interest in Trademark Collateral.  As security for the payment or performance in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a lien and security interest in and to all of such Grantor’s right, title and interest in, to and under the following assets and properties, whether now owned or at any time hereafter created or acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title, or interest, but not including any Excluded Assets (collectively, the “Trademark Collateral”):

(a)  all of its registered and unregistered, common law, state, United States, multinational, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, now and hereinafter due and/or payable thereunder, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit (“Trademarks”), including, but not limited to the registrations and applications referred to in Schedule I attached hereto (as such schedule may be amended or supplemented from time to time).

SECTION 3.           Supplement to the Security Agreement.  The security interests granted to the Collateral Agent pursuant to this Trademark Security Agreement are granted in furtherance of, and not in limitation of or expansion of, the security interests granted to the Collateral Agent for the Secured Parties pursuant to the Security Agreement and the rights and obligations of the parties thereto.  Each party hereto hereby acknowledges and affirms that the rights and remedies of the each other party hereto with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

SECTION 4.           Intercreditor Agreement.  The terms and conditions of this Trademark Security Agreement and the Liens and security interests granted to the Collateral Agent pursuant to this Trademark Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the terms and conditions of the Intercreditor Agreement in all respects.  In the event of any conflict between the terms and conditions of this Trademark Security Agreement and the terms and conditions of the Intercreditor Agreement, such conflict shall be resolved in accordance with Section 8.1 of the Intercreditor Agreement.

SECTION 5.           Termination.  This Agreement is made to secure the satisfactory payment and performance of the Obligations.  This Trademark Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Collateral Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement suitable for filing with any office or agency in which the Collateral Agent has filed this, or a similar, instrument. Additionally, upon such satisfactory payment, the Collateral Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

SECTION 6.           Counterparts.  This Trademark Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 7.           Miscellaneous.  The provisions of Section 13 of the Security Agreement are hereby incorporated by reference, mutatis mutandis.

[Signatures on following page]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ALDABRA HOLDING SUB LLC,
as Grantor

By:
Name:
Title:

ALDABRA SUB LLC,
as Grantor

By:
Name:
Title:

BOISE PAPER HOLDINGS, L.L.C.,
as Grantor

By:
Name:
Title:

[Trademark Security Agreement]

BOISE WHITE PAPER, L.L.C.

BOISE PACKAGING & NEWSPRINT,

      L.L.C.

BOISE CASCADE TRANSPORTATION

      HOLDINGS CORP.

BOISE WHITE PAPER SALES CORP.

BOISE WHITE PAPER HOLDINGS CORP.

INTERNATIONAL FALLS POWER

      COMPANY

MINNESOTA, DAKOTA & WESTERN

      RAILWAY COMPANY

BEMIS CORPORATION

BC CHINA CORPORATION

B C T, INC.,
as Grantors

By:
Name:
Title:

[Trademark Security Agreement]

Accepted and Agreed:

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Collateral Agent

By:
Name:
Title:

[Trademark Security Agreement]

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

U.S. TRADEMARK REGISTRATIONS

U.S. TRADEMARK APPLICATIONS

EXHIBIT F

TO PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT (FIRST LIEN)

COPYRIGHT SECURITY AGREEMENT (FIRST LIEN), dated as of           , 20    (as amended, restated or otherwise modified from time to time, the “Copyright Security Agreement”), by and among ALDABRA SUB LLC, a Delaware limited liability company (to be merged with and into BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company, the “Borrower”), ALDABRA HOLDING SUB LLC, a Delaware limited liability company (“Holdings”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (together with the Borrower and Holdings, collectively, the “Grantors”), and GOLDMAN SACHS CREDIT PARTNERS L.P., in its capacity as collateral agent for the Secured Parties (together with any successors and assigns thereto in such capacity, the “Collateral Agent”).

Reference is made to the Pledge and Security Agreement (First Lien) dated as of February 22, 2008 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), between each of the Grantors and the Collateral Agent.  The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement dated as of February 22, 2008 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”)) by and among each of the Grantors, the Lenders and Goldman Sachs Credit Partners L.P., as Administrative Agent.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  Accordingly, the parties hereto agree as follows:

SECTION 1.           Defined Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 2.           Grant of Security Interest in Copyright Collateral.  As security for the payment or performance in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a lien and security interest in and to all of such Grantor’s right, title and interest in, to and under the following assets and properties, whether now owned or at any time hereafter created or acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title, or interest, but not including any Excluded Assets (collectively, the “Copyright Collateral”):

(a)  all of its United States and foreign copyrights, including but not limited to copyrights in software and all rights in and to databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, moral rights, reversionary interests, termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor, (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, now and hereinafter due and/or payable thereunder, including, without limitation, royalties, income, payments, claims, damages and proceeds of suit (“Copyrights”), including, without limitation, the registrations and applications required to be listed in Schedule I attached hereto (as such schedule may be amended or supplemented from time to time); and

(b) all agreements providing for the grant of any right in or to U.S. Copyrights for which Grantor is the exclusive licensee of such U.S. Copyrights, including those referred to on Schedule I hereto (collectively, “Copyright Licenses”) and all rights and proceeds under such agreement.

SECTION 3.  Supplement to the Security Agreement.  The security interests granted to the Collateral Agent pursuant to this Copyright Security Agreement are granted in furtherance of, and not in limitation or expansion of, the security interests granted to the Collateral Agent for the Secured Parties pursuant to the Security Agreement and the rights and obligations of the parties thereto.  Each party hereto hereby acknowledges and affirms that the rights and remedies of each other party hereto with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

SECTION 4.  Intercreditor Agreement.  The terms and conditions of this Copyright Security Agreement and the Liens and security interests granted to the Collateral Agent pursuant to this Copyright Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the terms and conditions of the Intercreditor Agreement in all respects.  In the event of any conflict between the terms and conditions of this Copyright Security Agreement and the terms and conditions of the Intercreditor Agreement, such conflict shall be resolved in accordance with Section 8.1 of the Intercreditor Agreement.

SECTION 5.  Termination.  This Agreement is made to secure the satisfactory payment and performance of the Obligations.  This Copyright Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Collateral Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement suitable for filing with any office or agency in which the Collateral Agent has filed this, or a similar, Agreement. Additionally, upon such satisfactory payment, the Collateral Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Copyright Collateral.

SECTION 6.  Counterparts.  This Copyright Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 7.  Miscellaneous.  The provisions of Section 13 of the Security Agreement are hereby incorporated by reference, mutatis mutandis.

[Signatures on following page]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ALDABRA HOLDING SUB LLC,
as Grantor

By:
Name:
Title:

ALDABRA SUB LLC,
as Grantor

By:
Name:
Title:

BOISE PAPER HOLDINGS, L.L.C.,
as Grantor

By:
Name:
Title:

[Copyright Security Agreement]

BOISE WHITE PAPER, L.L.C.
BOISE PACKAGING & NEWSPRINT,
L.L.C.
BOISE CASCADE TRANSPORTATION
HOLDINGS CORP.
BOISE WHITE PAPER SALES CORP.
BOISE WHITE PAPER HOLDINGS CORP.
INTERNATIONAL FALLS POWER
COMPANY
MINNESOTA, DAKOTA & WESTERN
RAILWAY COMPANY
BEMIS CORPORATION
BC CHINA CORPORATION
B C T, INC.,
as Grantors

By:
Name:
Title:

[Copyright Security Agreement]

Accepted and Agreed:

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Collateral Agent

By:
Name:
Title:

[Copyright Security Agreement]

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT

U.S. COPYRIGHT REGISTRATIONS

U.S. COPYRIGHT APPLICATIONS

COPYRIGHT LICENSES:

EXHIBIT G
TO PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT (FIRST LIEN)

PATENT SECURITY AGREEMENT (FIRST LIEN), dated as of           , 20    (as amended, restated or otherwise modified from time to time, the “Patent Security Agreement”), by and among ALDABRA SUB LLC, a Delaware limited liability company (to be merged with and into BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company, the “Borrower”), ALDABRA HOLDING SUB LLC, a Delaware limited liability company (“Holdings”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (together with the Borrower and Holdings, collectively, the “Grantors”), and GOLDMAN SACHS CREDIT PARTNERS L.P., in its capacity as collateral agent for the Secured Parties (together with any successors and assigns thereto in such capacity, the “Collateral Agent”).

Reference is made to the Pledge and Security Agreement (First Lien) dated as of February 22, 2008 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), between each of the Grantors and the Collateral Agent.  The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement dated as of February 22, 2008 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”)) by and among each of the Grantors, the Lenders and Goldman Sachs Credit Partners L.P., as Administrative Agent.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  Accordingly, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 2.  Grant of Security Interest in Patent Collateral.  As security for the payment or performance in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a lien and security interest in and to all of such Grantor’s right, title and interest in, to and under the following assets and properties, whether now owned  or at any time hereafter created or acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title, or interest, but not including any Excluded Assets (collectively, the “Patent Collateral”):

(a)  all of its United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, now and hereinafter due and/or payable thereunder, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit (“Patents”), including, but not limited to each patent and patent application referred to on

Schedule I attached hereto (as such schedule may be amended or supplemented from time to time).

SECTION 3.  Supplement to the Security Agreement.  The security interests granted to the Collateral Agent pursuant to this Patent Security Agreement are granted in furtherance of, and not in limitation or expansion of, the security interests granted to the Collateral Agent for the Secured Parties pursuant to the Security Agreement and the rights and obligations of the parties thereto.  Each party hereto hereby acknowledges and affirms that the rights and remedies of each other party hereto with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

SECTION 4.  Intercreditor. The terms and conditions of this Patent Security Agreement and the Liens and security interests granted to the Collateral Agent pursuant to this Patent Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the terms and conditions of the Intercreditor Agreement in all respects.  In the event of any conflict between the terms and conditions of this Patent Security Agreement and the terms and conditions of the Intercreditor Agreement, such conflict shall be resolved in accordance with Section 8.1 of the Intercreditor Agreement.

SECTION 5.  Termination.  This Agreement is made to secure the satisfactory payment and performance of the Obligations.  This Patent Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Collateral Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement suitable for filing with any office or agency in which the Collateral Agent has filed this, or a similar, Agreement.  Additionally, upon such satisfactory payment, the Collateral Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

SECTION 6.  Counterparts.  This Patent Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 7.  Miscellaneous.  The provisions of Section 13 of the Security Agreement are hereby incorporated by reference, mutatis mutandis.

[Signatures on following page]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ALDABRA HOLDING SUB LLC,
as Grantor

By:
Name:
Title:

ALDABRA SUB LLC,
as Grantor

By:
Name:
Title:

BOISE PAPER HOLDINGS, L.L.C.,
as Grantor

By:
Name:
Title:

[Patent Security Agreement]

BOISE WHITE PAPER, L.L.C.
BOISE PACKAGING & NEWSPRINT,
L.L.C.
BOISE CASCADE TRANSPORTATION
HOLDINGS CORP.
BOISE WHITE PAPER SALES CORP.
BOISE WHITE PAPER HOLDINGS CORP.
INTERNATIONAL FALLS POWER
COMPANY
MINNESOTA, DAKOTA & WESTERN
RAILWAY COMPANY
BEMIS CORPORATION
BC CHINA CORPORATION
B C T, INC.,
as Grantors

By:
Name:
Title:

[Patent Security Agreement]

Accepted and Agreed:

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Collateral Agent

By:
Name:
Title:

[Patent Security Agreement]

SCHEDULE I
to
PATENT SECURITY AGREEMENT

U.S. PATENT REGISTRATIONS

U.S. PATENT APPLICATIONS

G-1